Omnitek Engineering Corp. 1333 Keystone Way, Suite 101 Vista, CA 92081
VOTE BY INTERNET

Before The Meeting  - Go to http://www.colonialstock.com/Omnitek2016
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:00 A.M. Pacific Time the day before the meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-877-285-8605

Use any touch-tone telephone to transmit your voting instructions up until 10:00 A.M. Pacific Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Colonial Stock Transfer
66 Exchange Place, Salt Lake City, UT 84111

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.				DETACH AND RETURN THIS PORTION ONLY

OMNIEK ENGINEERING CORP. The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors	☐ .	☐ .	☐ .

Nominees:
01) Werner Funk
02) Janice M. Quigley 03) George G. Chachas 04) Gary S. Maier 05) John M. Palumbo

The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2.     Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2016.

3.    To vote on an advisory resolution regarding the compensation of certain of the Company's executive officers (a "say-on-pay" vote).

The Board of Directors recommends you vote in favor of conducting an advisory vote on executive compensation every "3 Years"

4.    To vote on an advisory resolution regarding the frequency, in years, with which the stockholder advisory votes to approve the compensation of our named executive officers will be taken (a "say-on-frequency" vote).

The Board of Directors recommends you vote FOR the following proposal:

5.   The ratification and approval of the Omnitek 2015 Long-Term Incentive Plan (the "2015 Plan").

					☐ ☐ . One Year ☐ For Fo ☐ .	☐☐☐ ☐☐ ☐ Two Years ☐ Against ☐ . .	☐ . ☐ Three Years ☐☐ . Abstain ☐ .

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at http://www.colonialstock.com/Omnitek2016

OMNITEK ENGINEERING CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder hereby appoints Werner Funk, as proxy, with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Omnitek Engineering Corp.  that the shareholder  is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Pacific Time on June 3, 2016, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 3, 2016

Meeting Information
Omnitek Engineering Corp.	Meeting Type: Annual Meeting For holders as of: April 12, 2016 Date: June 3, 2016 Time: 10:00 AM PDT Location: 1333 Keystone Way Suite 101 Vista, CA 92081
1333 Keystone Way Suite 101 Vista, CA 92081
 You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

You may view the proxy materials online at http://www.colonialstock.com/Omnitek2016 or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT   FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) and visit:http://www.colonialstock.com/Omnitek2016
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
1) BY INTERNET:    http://www.colonialstock.com/Omnitek2016
2) BY TELEPHONE:  1-877-285-8605
3) BY E-MAIL*:          annualmeeting@colonialstock.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
   Before The Meeting:
          Go to http://www.colonialstock.com/Omnitek2016. Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] available and follow the instructions.
   By Telephone::
          Dial 1-877-285-8605 on a touch-tone phone. Have the information that is printed in the box marked by the arrow -›
 [XXXX XXXX XXXX] available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors

Nominees:
01) Werner Funk
02) Janice M. Quigley
03) George G. Chachas
04) Gary S. Maier
05) John M. Palumbo

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2016.
3. 4. 5.
Approve, by advisory vote, the compensation of our named executive officers.

The Board of Directors recommends a vote for a frequency of once every "3 Years":

Approve, by advisory vote, the frequency of an advisory votes on executive compensation for either .

The Board of Directors recommends you vote FOR the following proposal:

The ratification and approval of the Omnitek 2015 Long-Term Incentive Plan (the "2015 Plan").